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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
AMERICAN SCIENCE AND ENGINEERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, MA 01821

August 21, 2003

To our stockholders:

        You are cordially invited to attend the Special Meeting in Lieu of Annual Meeting of Stockholders of American Science and Engineering, Inc. to be held Thursday, September 25, 2003 at 10:30 a.m. at the Renaissance Bedford Hotel. The Board of Directors and management look forward to personally greeting those stockholders who will attend.

        The accompanying Proxy Statement asks for your vote to set the number of Directors at six for the ensuing year and to re-elect six of the current Directors to another one-year term. Our Board of Directors is elected each year by the stockholders to a one-year term. The Proxy Statement also asks for your vote in favor of increasing the number of shares authorized to be issued under the 2002 Combination Stock Option Plan as well as your vote to replace the stock plan for our non-employee directors. We believe both measures are advisable and necessary to give the Company the flexibility needed to attract, retain and motivate highly qualified employees, directors and consultants. We recognize that stock plans have come under increasing scrutiny in recent years and we have designed plans that are responsive to your concerns as stockholders.

        The Board of Directors also believes it is important to obtain the flexibility of allowing that governing body to amend the By-Laws of the Company, to the extent permitted by law. In that regard, stockholders are being asked to approve such an amendment to allow the directors to review and update potentially archaic provisions contained in the existing By-Laws.

        The Board of Directors also would like stockholders to ratify its selection of PricewaterhouseCoopers LLC, independent public accountants, as auditors for the fiscal year ending March 31, 2004.

        The Board of Directors of your Company recommend that you vote FOR these proposals. If you have any questions, please call me, our Chairman, General William Odom, or Ted Owens, our Chief Financial Officer, at 800-225-1608.

        Thank you for your consideration and I look forward to seeing you at our Annual Meeting on September 25, 2003.

                      Very truly yours,

                      Roger P. Heinisch
                      Interim President and CEO

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

NOTICE OF SPECIAL MEETING IN LIEU OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 25, 2003

        The Special Meeting in Lieu of Annual Meeting of Stockholders of American Science and Engineering, Inc. (the "Company") will be held Thursday, September 25, 2003, at 10:30 A.M., at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, for the following purposes:

          (1) To fix the number of Directors of the Company at six for the ensuing year, and to elect the persons named in the accompanying Proxy Statement to serve as Directors until the next Annual Meeting and until their successors are elected and qualified;

          (2) To increase the maximum number of shares available to be issued under the 2002 Combination Stock Option Plan by 400,000 shares;

          (3) To consider and act upon the adoption of the Company's 2003 Non-Employee Director Stock Plan;

          (4) To amend the By-Laws to extend the ability to amend the By-Laws to a majority vote of the Board of Directors;

          (5) To ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending March 31, 2004; and

          (6) To consider and act upon any other business that may properly come before the meeting and any adjournment or adjournments thereof.

        Our proxy statement containing information for stockholders accompanies this Notice and a copy of our Annual Report for the fiscal year ended March 31, 2003 is also enclosed.

        The Board of Directors has fixed the close of business, July 28, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                      By Order of the Board of Directors

                      Paul Theodore Owens
                      Assistant Clerk

August 21, 2003

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

PROXY STATEMENT

        The enclosed Proxy is solicited by the Board of Directors of American Science and Engineering, Inc. (the "Company") for use at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on Thursday, September 25, 2003, at 10:30 a.m. at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, and at any adjournment of the meeting (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the attached notice of the Meeting and in this Proxy Statement.

        Stockholders of record at the close of business on July 28, 2003 are entitled to notice of and to vote at the Meeting. Each share of Common Stock of the Company outstanding on the record date is entitled to one vote. As of the close of business on July 28, 2003, 6,945,984 shares of Common Stock of the Company were outstanding.

        We anticipate that this Proxy Statement and the accompanying Proxy will first be mailed to stockholders on or about August 21, 2003.

        The votes of the stockholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company. The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock of the Company is necessary to provide a quorum at the Meeting. Directors are elected by a plurality of the affirmative votes cast. Abstentions and broker "non-votes" are each counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the effect of votes against proposals presented to the stockholders other than the election of directors. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        All proxies solicited by the Board of Directors of the Company that are properly executed and returned, but which are not expressly voted, will be voted at the Meeting in accordance with the recommendation of the Board of Directors of the Company, unless such proxies are revoked prior to the Meeting. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or may be revoked in person at the Meeting at any time prior to the voting thereof. Attendance at the Meeting will not, by itself, revoke a proxy.

        The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials, will be borne by the Company. We have retained D.F. King & Co., Inc. ("D.F. King") to assist in the distribution and solicitation of proxies. We anticipate that we will pay D.F. King approximately $6,500 in fees, plus reasonable out-of-pocket expenses. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Company's By-laws provide that the Board of Directors of the Company shall consist of not less than three nor more than twelve directors. The Board of Directors currently consists of seven members, whose terms expire at the Meeting. The directors are recommending that the size of the Board be set at six members and that the six incumbent directors identified below be re-elected.

        A plurality of the votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon is required to elect each of the six directors. Each director will serve for one year and until his successor is elected and qualified. If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, the Board of Directors may designate another nominee and the persons named as proxies will vote all proxies for such nominee. The Board of Directors has no reason to believe that any nominee is unwilling or unable to serve. There are no arrangements between any nominee and any other person relating to such nominee's nomination.

        The Board of Directors recommends a vote FOR each of the below mentioned nominees as directors. Proxies solicited by the Board of Directors of the Company, if properly signed and returned and containing no instructions to the contrary, will be voted FOR electing the six nominees listed below as directors of the Company.

Nominees

        The names of, and certain information with respect to, the persons nominated by the Board of Directors for election as directors are as follows:

Name	Age	Positions and Offices of Company Held	Date Assumed Each Position
Roger P. Heinisch	65	Director Interim President and CEO	August 1999 May 2003
Hamilton W. Helmer	56	Director	February 1993
Donald J. McCarren	63	Director	February 1993
Ernest J. Moniz	58	Director	October 2002
William E. Odom	71	Director Chairman	September 1996 September 1998
Carl W. Vogt	67	Director	June 1997

        Dr. Roger P. Heinisch is currently serving as Interim President and CEO of the Company and has served on the Company's Board of Directors since August 1999. In 1968 Dr. Heinisch joined the Honeywell Corporation where he served in various scientific and engineering positions before becoming Director of Research in 1978. In 1980, Dr. Heinisch became the Director of the Systems and Research Center and was named Vice President of the Center in 1982. He became Vice President of Honeywell's Flight Systems Operations in 1985. In 1988, Dr. Heinisch was appointed Corporate Vice President of Advanced Technology. In 1990, he became Vice President of Materials and Manufacturing for the Defense Systems group. When Alliant Techsystems was spun off from Honeywell in 1991, he assumed the position of Vice President, Engineering with the new company. From 1995 until April of 1997 he also assumed responsibility for Information Systems and Technology at Alliant. Dr. Heinisch is a former member of the Army Science Board and has been a member of various Department of Defense review panels and technical boards. Currently, Dr. Heinisch serves on the boards of Theseus Logic Inc., Third Wave Systems and Point Cloud. Dr. Heinisch holds a B.S. in Nuclear Engineering from Marquette University, a M.S. in

Nuclear Engineering from Marquette University and a Ph.D. in Engineering Science from Purdue University. In addition, Dr. Heinisch has been recognized as an Outstanding Engineering Alumnus of Marquette and a Distinguished Engineering Alumnus of Purdue.

        Dr. Hamilton W. Helmer is a Managing Director of Strategy Capital, an investment firm utilizing Strategic Arbitrage™. Previously Dr. Helmer was a business strategist first with Bain & Company and then with his own firm, Helmer & Associates. Dr. Helmer received his Ph.D. in Economics from Yale University in 1978 and his BA from Williams College in 1969.

        Dr. Donald J. McCarren is President of D&A Consulting, Inc., a consulting organization focused on the healthcare industry. Previously he was President and CEO of an early stage, privately held, functional genomic research organization, AlphaGene, Inc. Dr. McCarren has also served as President of the National Center for Genome Resources, a non-profit corporation located in Santa Fe, New Mexico, which supports genome projects with expertise in bioinformatics. Prior to assuming that position in 1997, Dr. McCarren was the founder of Tacora Corporation, a medical technology company located in Seattle, Washington. From July 1992 to June 1994, he was President and Chief Operating Officer of ImmunoGen, Inc., a company focused on the delivery of small molecules using monoclonal antibodies to target cancer. Prior to that, Dr. McCarren spent almost nine years at Erbamont N.V. serving as President (1990 to 1992) of the Adria Laboratories Division of Erbamont N.V. in Columbus, Ohio, and Corporate Vice President of Worldwide Marketing and Business Development (1989 to 1990) and Vice President of Far East and Austral-Asian Operations (1986 to 1989). Dr. McCarren spent his earlier career with Abbott International, Pfizer International, Merck International and Warner Lambert. Dr. McCarren has earned an MBA and holds a Ph.D. in Developmental Economics.

        Dr. Moniz is a Professor of Physics at the Massachusetts Institute of Technology where he has served on the faculty since 1973. At MIT, he served as Head of the Department of Physics and Director of the Bates Linear Accelerator Center. From October 1997 to January 2001, he was Undersecretary of the Department of Energy, responsible for the Offices of Science; Fossil Energy; Energy Efficiency and Renewable Energy; Nuclear Energy, Science and Technology; Environmental Management; and Civilian Radioactive Waste Management. He was the Department's lead negotiator for cooperative programs with Russia dealing with nuclear weapons material control and disposition. Dr. Moniz also served from 1995 to 1997 as Associate Director for Science in the Office of Science and Technology Policy in the Executive Office of the President. He previously served as a Director of AS&E from 1990 to 1995. Dr. Moniz holds a Bachelor of Science degree in physics from Boston College, a doctorate in theoretical physics from Stanford University, and honorary doctorates from the University of Athens and the University of Erlangen-Nurenburg. Dr. Moniz is a fellow of the American Association for the Advancement of Science, the Humboldt Foundation, and the American Physical Society and is also a member of the Council on Foreign Relations. He is a senior associate of the Washington Advisory Group and serves on the Boards of the Gas Technology Institute, Nexant, Inc., and the Center for the Advancement of Energy Markets.

        General William E. Odom is the Director of National Security Studies for the Hudson Institute in Washington, D.C. and an adjunct Professor in the Department of Political Science at Yale University. Prior to joining the Hudson Institute in 1988, General Odom spent 34 years as an officer in the United States Army, retiring with the rank of Lieutenant General. While on active duty, General Odom served as Director of the National Security Agency for three years, Assistant Chief of Staff for Intelligence for the Department of the Army for four years and Military Assistant to the President's National Security Advisor for four years. General Odom received his B.S. degree from West Point and Masters and Ph.D. degrees from Columbia University. General Odom is on the Board of Directors of V-ONE Corporation of Rockville, Maryland and the Institute for the Study of Diplomacy at Georgetown University. General Odom is the author of five books and numerous articles.

        Mr. Carl W. Vogt was elected to the Board in June 1997. He is of counsel (formerly a senior partner) in the Washington, D.C. office of the international law firm of Fulbright & Jaworski. Mr. Vogt has been with that firm since 1966, with various periods away from the firm to perform government service. In 1992, he was appointed by President Bush as the Chairman of the National Transportation Safety Board, where he served until 1994. Mr. Vogt earned his bachelor's degree from Williams College and his law degree from the University of Texas Law School.

Executive Officers (who are not also Directors)

Name	Age	Position and Offices of Company Held	Date Assumed Each Position
Ralph G. Foose	58	Vice President, Operations	September 1999
Paul Theodore Owens	50	Vice President, Treasurer and Chief Financial Officer	October 2002

        Mr. Foose joined the Company in September 1999 as Vice President of Operations after three years as President and Chief Financial Officer of Sight in Systems, a software manufacturing company. Prior to his work at Sight in Systems, Mr. Foose was President of IRD Mechanalysis where he led a company turnaround. In 1986 Mr. Foose joined Combustion Engineering as President of Taylor Instrument Systems. During his six-year tenure, the company grew its Distributed Control Systems business from $20 million in annual sales to $150 million, while spinning the company's Instrument business (about $80 million) into a separate division. After the purchase of its parent company, Combusion Engineering, by ABB, Mr. Foose became a member of the management team that led to the merging of the Taylor businesses into ABB's existing instrument and controls company. Early on in his career, Mr. Foose held various technical consulting and managerial positions with Booz-Allen Hamilton, AccuRay Corporation and NASA. Mr. Foose holds a B.S. in Electrical Engineering from Florida Institute of Technology and an M.S. in Computer Science from Ohio State University

        Mr. Paul Theodore Owens joined the Company in October 2002 as Vice President, Treasurer and Chief Financial Officer. Before joining the Company, Mr. Owens served as the Chief Financial Officer of Circe Biomedical, Inc. in 2002, as Chief Financial Officer of Surgency, Inc. from 2000 to 2001, and as Chief Financial Officer of Marathon Biopharmaceuticals, LLC from 1997 to 1999. In 1993, Mr. Owens founded Brown, Thompson & Company, a consulting firm that provided a broad range of financial and administrative support services to emerging high-technology companies, and acted as principal of the firm until he joined Marathon in 1997. From 1986 to 1993, Mr. Owens was employed by Groundwater Technology, Inc., an environmental industry leader in the assessment and remediation of contaminated soil and groundwater, where he first served as the Senior Vice President, Treasurer and Chief Financial Officer and then as Senior Vice President of International Operations. Mr. Owens holds a B.A. degree from Georgetown University and a M.B.A. degree from Boston University.

Meetings of Board of Directors and Committees

        During the fiscal year ended March 31, 2003, the Board of Directors of the Company met five times. All of the directors attended 75% or more of the aggregate of the total number of meetings of the Board (held during the period they were directors) and of the meetings of committees of the Board on which they served. The Board of Directors has three standing Committees: the Audit, Compensation and Nominating and Corporate Governance Committees.

        The Audit Committee consists of Dr. Hamilton W. Helmer, Dr. Ernest Moniz and Dr. Donald J. McCarren. Dr. Moniz replaced Dr. Roger P. Heinisch as a member of this Committee at such time as Dr. Heinisch assumed the position of Interim President and CEO of the Company. In the opinion of the Board of Directors, and as "independent" is defined in Section 121(A) of the Amex listing standards, these directors are independent of management and free of any relationship that would interfere with the exercise of independent judgment as members of the Audit Committee. This Committee, which met five times during fiscal 2003, is primarily responsible for reviewing the activities of the Company's independent auditors, reviewing and evaluating recommendations of the auditors, recommending areas of review to the Company's management, and reviewing and evaluating the Company's financial statements, accounting policies, reporting practices and internal controls. Our Board of Directors has adopted a written charter for the Audit Committee.

        The Compensation Committee consists of Mr. Carl W. Vogt and Gen. William E. Odom. This Committee, which met once during fiscal 2003, is responsible for making recommendations to the Company's Board of Directors concerning the levels and types of compensation and benefits to be paid and granted to the Company's Chief Executive Officer and other executive employees of the Company and for the administration of the Company's stock option plans.

        The Nominating and Corporate Governance Committee consists of Gen. William E. Odom, Mr. Carl W. Vogt and Dr. Roger P. Heinisch. The Committee did not formally meet during fiscal 2003. The Committee is charged with the responsibility of identifying appropriate candidates for nomination to the Board. The Company By-Laws currently do not set forth any procedure for the nomination of candidates for director by stockholders.

Compensation of Directors

        Directors who are also employees of the Company do not receive additional compensation as directors. Non-employee directors (other than the Chairman) receive annual grants of 2,000 shares of Company Common Stock issuable on January 10th in each year, and options to purchase 7,000 shares of Common Stock at the closing price on the date of the Annual Meeting in each year. The Chairman receives 3,000 shares of Common Stock on January 10th, and 7,500 options at the Annual Meeting date, in each year. No annual meeting fees or other fees are payable to any director.

OWNERSHIP OF COMMON STOCK OF THE COMPANY BY CERTAIN PERSONS

        The following table sets forth the number of shares of the Company's voting stock beneficially owned (as determined under the rules of the SEC) directly or indirectly as of July 15, 2003 by (i) each current director of the Company; (ii) each executive officer and former executive officer of the Company named in the Summary Compensation Table below; (iii) all current directors and executive officers of the Company as a group; and (iv) each person who is known to the Company to beneficially own more than five percent (5%) of the outstanding shares of any class of the Company's voting stock, as well as the percentage of the outstanding voting stock represented by each such amount. The information in the table is based on information available to the Company. The total number of shares of Common stock outstanding as of July 15, 2003 was 6,936,323. Consistent with the rules of the Securities and Exchange Commission, the table below lists the ownership of the executive officers of the Company named in the Summary Compensation Table, although Messrs. Sheridan, Callerame, Clark and Lewis are no longer serving as executive officers of the Company. The information regarding beneficial ownership of directors and executive officers as a group represents beneficial ownership of the Company's current directors and executive officers.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Joseph Callerame	59,600	(3)
Reed O. Clark	585	(3)
Ralph G. Foose	81,435	1.2%
Roger P. Heinisch	20,000	(3)
Hamilton W. Helmer	46,000	(3)
Edwin L. Lewis	1,453	(3)
Donald J. McCarren	69,581	1.0%
Ernest J. Moniz	2,614	(3)
William E. Odom	51,000	(3)
Paul Theodore Owens	—	—
Ralph S. Sheridan (4)	762,959	10.2%
Carl W. Vogt	45,166	(3)
Directors and Officers as a Group (9 persons)	1,078,755	14.0%
Essex Management Co., Inc. (5)	612,935	8.8%
FMR Corp. (6)	535,000	7.7%

(1)
Unless otherwise indicated, the address of all persons listed above is c/o American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821.

(2)
Includes shares that may be acquired under stock options and warrants exercisable within sixty days after the date of this table, as follows: Dr. Callerame—53,667; Mr. Foose—60,000; Dr. Heinisch—14,000; Dr. Helmer—42,000; Dr. McCarren—47,000; Lt. Gen. (Ret.) Odom—28,000; Mr. Sheridan—548,699; Mr. Vogt—21,000; and all Current Directors and Officers as a group—760,699. All ownership reported herein includes sole voting and investment power.

(3)
Amount owned constitutes less than one percent.

(4)
Mr. Sheridan's address is 79 Byron Road, Weston, MA 02193

(5)
Essex Management Co. Inc.'s address is 125 High Street, Boston, MA 02110.

(6)
FMR Corp.'s address is 82 Devonshire Street, Boston, MA 02109.

EXECUTIVE COMPENSATION

        The following chart provides information concerning compensation paid by the Company during the year ended March 31, 2003 to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000 (the "Named Executive Officers)

SUMMARY COMPENSATION

		Annual Compensation			Long-Term Compensation Option Awards (#)
Name and Principal Position	Fiscal Year					All other Compensation ($)(1)
		Salary ($)		Bonus ($)
Ralph S. Sheridan (3) Former President and CEO	2003 2002 2001	362,000 270,000 275,000	(7)	— — —	225,000 — —	56,000 1,162,000 5,000
Joseph Callerame (4) Former Vice President, CTO	2003 2002 2001	210,000 210,000 212,000		— — —	— 20,000 —	2,000 30,000 3,000
Reed Clark (5) Former Vice President, International Marketing	2003 2002 2001	200,000 138,000	(2)	—	8,000 —	—
Ralph G. Foose Vice President, Operations	2003 2002 2001	222,000 200,000 207,000		— — —	— 40,000 —	10,000 8,000 10,000
Edwin L. Lewis (6) Former Vice President, General Counsel	2003 2002 2001	180,000 180,000 182,000		— 10,000 10,000	— — 10,000	63,000 3,000 3,000

(1)
All Other Compensation includes the gain earned on the exercise of non-qualified or incentive stock options, taxable life insurance premiums paid by the Company, and, for Mr. Sheridan, a leased automobile.

(2)
The indicated year was a year of partial employment with the Company for the named executive.

(3)
Mr. Sheridan ceased to serve as President and CEO in May 2003.

(4)
Mr. Callerame began a leave of absence in April 2003.

(5)
Mr. Clark ceased to serve as Vice President, International Marketing in June 2003.

(6)
Mr. Lewis resigned in April 2003.

(7)
Includes $77,000 of accumulated vacation benefits paid in cash.

        Mr. Sheridan had an employment contract with the Company that provided for his employment as President and Chief Executive Officer, and as a Director, through September 2005, at an annual salary of $300,000, subject to annual review, plus performance bonuses tied to specific accomplishments. This contract replaced Mr. Sheridan's prior contract with the Company that expired in September 2002.

        Under the contract, Mr. Sheridan was eligible to receive an annual bonus of up to $300,000 in each contract year, based on his accomplishment of goals established by the Compensation Committee. In addition, the Company granted Mr. Sheridan options to purchase 225,000 shares of the Company's

Common Stock at an exercise price of $10.30 per share, the fair market value of the Company's Common Stock on the date of grant. The options became exercisable at the rate of 75,000 options per year on the first three anniversaries of the grant. Mr. Sheridan recognized no income upon the issuance of the options. When exercised, ordinary income in an amount equal to the difference between the fair market value of the Common Stock received upon the exercise of the option and the amount paid for the Common Stock is recognized by Mr. Sheridan. At that time, the Company will be allowed a deduction equal to the amount recognized as ordinary income by Mr. Sheridan. The options provided that to the extent that exercise of an option would give rise to compensation expense that the Company reasonably expects will not be deductible for tax purposes in any given taxable year pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, the number of shares as to which the options may be exercised during that taxable year shall be limited.

        In addition Mr. Sheridan was entitled to receive the same benefits as other senior executives of the Company, as well as the use of a car.

        Mr. Sheridan's contract stipulated that in the event that Mr. Sheridan's employment with the Company was terminated without "Cause", or by him for "Good Reason" (as defined in the employment contract), he would receive twelve months' pay and any previously earned bonuses. In the event that Mr. Sheridan's employment with the Company was terminated for "Cause", or by him other than for "Good Reason" (as defined in the employment contract), or by his death or disability, he would not be entitled to receive any salary beyond the date of termination, and he would only be entitled to receive previously earned bonuses if the termination was caused by death or disability.

        Mr. Sheridan's employment was terminated without "Cause" and he ceased to be an employee in May of 2003.    The Company has appointed Roger Heinisch as interim President and Chief Executive Officer pending appointment of a permanent successor to Mr. Sheridan.

        Each of the Named Executive Officers had an agreement with the Company granting severance payments equal to one year's salary if he was terminated in connection with a change of control of the Company as defined in the agreement. The agreements also provided that if he was terminated for any reason other than "Cause" as defined in the agreement, he would be entitled to receive an amount equal to at least six months salary.

OPTION GRANTS IN THE LAST FISCAL YEAR

        The following table provides information on option grants in the fiscal year ended March 31, 2003 to the Named Executive Officers.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Individual Grants
	Options Granted	% of Total Options Granted To All Employees	Exercise Price	Expiration Date
					5%/year	10%/year
Ralph S. Sheridan	225,000	31.96%	$10.30	9/19/12	$1,457,000	$3,693,000
Edwin L. Lewis	20,000	2.8%	$11.90	2/13/13	150,000	379,000

        Mr. Callerame, Mr. Clark, and Mr. Foose received no option grants in fiscal 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

        The following table sets for the information for the Named Executive Officers with respect to options exercised during the fiscal year ended March 31, 2003 and the value of options held as of March 31, 2003 by such persons.

			Number of Unexercised Options at Fiscal Year End— March 31, 2003
					Value of Unexercised In-The-Money Options at Fiscal Year End— March 31, 2003 (1)
	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)
					Exercisable ($)	Unexercisable ($)
Ralph S. Sheridan	8,000	$48,080	500,000	225,000	$326,000	—
Joseph Callerame	—	—	53,667	13,333	—	—
Ralph G. Foose	—	—	40,000	40,000	$20,000	—
Edwin L. Lewis	5,000	$59,921	45,000	20,000	$54,375	—
Reed O. Clark	—	—	16,667	33,333	$26,667	$53,333

(1)
The value of in-the-money options for the Company represents the positive spread between the exercise price of the stock options and the closing price of the Common Stock as of March 31, 2003 which was $8.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        During the fiscal year ended March 31, 2003, the Company's Compensation Committee consisted of General William E. Odom and Mr. Carl Vogt. No reportable relationship existed with respect to any member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (consisting of the two independent Directors referenced below) has sole responsibility for compensation issues relating to the Chief Executive Officer. Compensation practices and policies for the other executive officers are set by the Chief Executive Officer with the advice of the Compensation Committee.

        The Board of Directors signed a new employment contract with Mr. Sheridan in July 2002 that provided for his employment as President and Chief Executive Officer, through September 2005, at an annual salary of $300,000, subject to annual review, plus performance bonuses tied to specific accomplishments. This contract replaced Mr. Sheridan's prior contract with the Company that expired in September 2002.

        The Compensation Committee has formulated an approach to all executive compensation that emphasizes the establishment of goals and objectives for each executive and for the Company as a whole and ties a substantial portion of executive compensation to the performance of the executive and the Company with respect to these goals and objectives. Base compensation for executive officers (and many other Company employees) is established on the basis of an analysis of salaries received by comparable employees of high-tech and manufacturing companies in the Greater Boston area, company financial results and prospects, and individual contributions relative to the job description and past performance of each officer.

        Also in keeping with its performance-based compensation philosophy, the Company has an incentive compensation program for all executives who report directly to the Office of the President. Under this policy, these executives receive a specified portion of their total compensation (ranging from 10% to 50%) based upon two factors: their completion of agreed upon goals and objectives, and the performance of the entire Company.

        Report Submitted By: William E. Odom and Carl Vogt

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about the Company's common stock that may be issued upon the exercise of options and rights under all existing equity compensation plans as of March 31, 2003. The Company had the following stock option plans outstanding as of March 31, 2003: 1984 Stock Option Plan, the 1993, 1994-1995 and 1996 Stock Option Plans for Non-employee Directors; three CEO Employment Agreement Plans; 1995 Combination Plan; 1997 and 1998 Non-Qualified Option Plan; 1994-95 Stock Option Plan for New Employees, a 1999 Combination Plan, a 2000 Combination Plan and a 2002 Combination Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of March 31, 2003	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans as of March 31, 2003 (excluding securities reflected in column(a))
Equity compensation plans approved by security holders:
1984 Stock Option Plan	2,400	$5.44	—
1993 Plan for New Non-Employee Directors	5,000	$6.38	—
1995 Combination Plan	164,066	$9.65	2,466
1999 Combination Plan	460,600	$8.53	45,533
2000 Combination Plan	219,504	$10.16	76,200
2002 Combination Plan	258,750	$10.30	93,000
Equity compensation plans not approved by security holders:
1994-1995 Plan for New Employees (1)	32,000	$7.25	—
1994-1995 Plan for Non-Employee Directors (2)	28,000	$5.87	—
1996 Plan for Non-Employee Directors (3)	119,000	$10.52	102,833
1997 Non-Qualified Option Plan (4)	141,700	$8.99	13,250
1998 Non-Qualified Option Plan (5)	228,840	$11.60	1,333
1996, 1999 and 2002 Employment Agreements between the Company and the former Chief Executive Officer, Ralph Sheridan (6)	500,000	$11.34	10,000

Total	2,159,860	$10.03	344,615

(1)
1994-1995 Plan for New Employees. The 1994-1995 Plan for New Employees provides for the grant of non-qualified stock options to certain individuals specifically named by the Board of Directors via resolution. The exercise price of the options was set at the closing price of the Company's stock on the American Stock Exchange on the date of grant.

(2)
1994-1995 Plan for Non-Employee Directors. The 1994-1995 Plan for Non-Employee Directors provides for the grant of non-qualified stock options to current non-employee directors named in the plan. The exercise price of the options was set at the average price of the Company's stock on the American Stock Exchange on the date of grant. The plan provides for option grants to each director annually on the date of the Stockholder Meeting provided he/she was re-elected. The options are exercisable until the later of (i) the tenth anniversary of the date of grant or (ii) the optionholder's 65th birthday.

(3)
1996 Plan for Non-Employee Directors. The 1996 Plan for Non-Employee Directors provides for the grant of non-qualified stock options to non-employee directors. There were a total of 300,000 shares of Common Stock that may be issued and sold under the plan. As compensation for services of the directors, the plan provides for the grant of options to each non-employee director annually on the date of the Stockholder Meeting. Additionally, each non-employee director is to receive a specified number of shares annually on January 10th. Upon initial appointment (if prior to the Annual Meeting) the director is to receive a prorated amount of options and shares. The options are exercisable one year after the date of grant and no later than ten years following the date of grant. The options become fully exercisable upon a change in control as defined by the plan.

(4)
1997 Non-Qualified Option Plan. The 1997 Non-Qualified Stock Option Plan provides for the grant of non-qualified stock options to employees of the Company and its subsidiaries. There are a total of 200,000 shares of Common Stock that may be issued and sold under the plan. The plan is administered by the Board of Directors or its committee that determines the participants, establishes the terms of the stock options including amount, exercise price, and restrictions on transfer.

(5)
1998 Non-Qualified Option Plan. The 1998 Non-Qualified Stock Option Plan provides for the grant of non-qualified stock options to employees of the Company and its subsidiaries. There are a total of 300,000 shares of Common Stock that may be issued and sold under the plan. The plan is administered by the Board of Directors or its committee that determines the participants, establishes the terms of the stock options including amount, exercise price, and restrictions on transfer.

(6)
1996 and 1999 Employment Agreements between the Company and the Chief Executive Officer. Pursuant to these agreements, the non-qualified stock options granted to the Chief Executive Officer vest over a three year period from date of grant. The exercise price is set at the fair market value on the date of the agreements. The options expire ten years from the date of the agreement.

        The Company has instituted two common stock purchase plans. The Executive Equity Incentive Plan allows an executive officer of the Company to buy original issue Company common stock in any dollar amount up to the gross amount of the annual bonus granted to the Officer and to receive half the number of shares purchased in restricted stock which vests after 3 years. If the employee leaves the Company prior to 3 years then the shares revert back to the Company. As of both March 31, 2003 and 2002, 2,251 shares have been reserved and restricted under this plan. The Reload Option Plan allows any eligible employee designated by the Board of Directors to receive new stock options (at an exercise price equal to the fair market value of the common stock on the date of sale of the stock by the employee) for every share of Company common stock sold or used to exercise stock options.

PROPOSAL NO. 2

INCREASE IN AUTHORIZED SHARES UNDER THE 2002 COMBINATION STOCK OPTION PLAN

        The Board of Directors voted to amend the Company's 2002 Combination Stock Option Plan (the "2002 Plan" or the "Plan") on July 14, 2003, subject to stockholder approval, to increase the maximum number of shares available to be issued from 340,000 to 740,000, and is seeking the approval of the amendment to the 2002 Plan at the 2003 Annual Meeting of Stockholders of the Company. A favorable vote of the holders of at least a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Meeting is required for approval of the amendment to the 2002 Plan. The Board recommends that stockholders vote for such approval. The 2002 Plan provides long-term incentives and rewards to the employees of the Company and its subsidiaries and other persons (excluding non-employee directors) who are in a position to contribute to the long-term success and growth of the Company and its subsidiaries, to assist the Company in retaining and attracting executives and employees with requisite experience and ability and to associate more closely the interests of such officers with those of the Company's stockholders.

        The 2002 Plan was adopted by the Board of Directors as of July 10, 2002 and approved by the stockholders on September 19, 2002. The following is a summary of certain material features of the 2002 Plan and is qualified in its entirety by reference to the full text of the 2002 Plan, which is set forth as Appendix A to this Proxy Statement.

PRINCIPAL FEATURES OF THE 2002 PLAN

        General.    The 2002 Plan permits the grant of both incentive stock options ("incentive stock options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"), and stock options which are not qualified as incentive stock options ("nonqualified stock options"). Incentive stock options may only be granted to individuals who are employees of the Company. Nonqualified stock options may be granted to employees and other eligible persons selected by the committee designated by the Board of Directors to administer the 2002 Plan.

        Stock Available for Options.    A total of 340,000 shares of Common Stock were originally available for issuance pursuant to the 2002 Plan. As of June 30, 2003, 40,118 shares remain available for issuance pursuant to the 2002 Plan. The amendment to the 2002 Plan would increase the maximum number of shares of Common Stock available for sale under the 2002 Plan to 740,000. Shares to be delivered under the 2002 Plan may be either authorized but unissued shares of Common Stock or treasury shares. Shares subject to options that cease to be exercisable for any reason will be available for subsequent stock option grants under the 2002 Plan.

        Administration.    The 2002 Plan is administered by a committee designated by the Board of Directors of the Company, which consists, at the discretion of the Board of Directors, of either two or more non-employee directors designated by the Board of Directors or all of the members of the Board of Directors. Subject to the 2002 Plan, the committee selects persons to whom options are granted, the exercise price for options, the number of shares covered by any option, the term of any option, any restrictions on any options, the time during which any option is exercisable and the vesting of any option. The committee also has the authority to adopt rules and make other determinations with respect to the administration of the 2002 Plan. The determinations of the committee made under the 2002 Plan shall be conclusive and shall bind all parties.

        Eligibility.    Under the 2002 Plan, options may be granted to employees of the Company and to other persons (except non-employee directors) who are in a position to contribute to the long-term success and growth of the Company and its subsidiaries. Currently, there are approximately 310 employees eligible to participate in the 2002 Plan. In 2002, no employees were granted options under the 2002 Plan, and in 2003, 301 employees were granted 285,650 options under the 2002 Plan.

        Exercise Price.    Under the 2002 Plan, the committee has the authority to grant nonqualified stock options at any price not less than the par value ($.66 2/3 per share) of the Common Stock. The purchase price per share of Common Stock subject to an incentive stock option under the 2002 Plan may not be less than the fair market value of a share of Common Stock on the date of grant, or, in the case of persons owning Common Stock possessing ten percent or more of the voting power of all outstanding capital stock of the Company on the date of grant, not less than 110% of the fair market value of the Common Stock on the date of grant. The purchase price of shares of Common Stock issuable upon exercise of any options may not be changed, amended or repriced after the option is granted.

        Limitation on Incentive Stock Options.    To the extent that the aggregate fair market value of Common Stock (measured at the time of grant) with respect to which incentive stock options are first exercisable during any calendar year under the 2002 Plan and any other plan of the Company providing for incentive stock options exceeds $100,000, such incentive stock options shall be treated as nonqualified options.

        Exercise of Options.    Options granted under the 2002 Plan may not be exercised more than ten years from the date of grant, and in the case of incentive stock options issued to persons owning Common Stock possessing ten percent or more of the voting power of all outstanding capital stock of the Company on the date of grant, more than five years from the date of grant. The exercise price of options granted under the 2002 Plan may be paid in cash, by delivery of shares of Common Stock (valued at their fair market value on the date of exercise), by delivery of any other property (valued at its fair market value on the date of exercise), by a combination of cash, shares of Common Stock and other property, or by exercise of the option on a net issuance basis (a "cashless exercise"), as the committee may permit.

        Rights in the Event of Termination or Death.    Incentive stock options granted under the 2002 Plan may not be exercised beyond three months after the option holder ceases to be an employee of the Company, except that exercise is permitted for up to one year after termination of employment by reason of death or permanent and total disability. In no event may an incentive stock option be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of persons owning Common Stock possessing ten percent or more of the voting power of all outstanding capital stock of the Company on the date of grant, more than five years after the date of grant.

        Amendment or Termination of the 2002 Plan.    The 2002 Plan, or any portion thereof, may be amended, suspended or terminated at any time by the Board of Directors, provided that no amendment may be made without stockholder approval if such approval is necessary under the Internal Revenue Code, any applicable rules and regulations of the Securities and Exchange Commission, or the rules and regulations of the American Stock Exchange or any other exchange or stock market on which the Company's securities are listed or quoted. In general, no amendment may affect the rights of a participant to whom an option has been granted under the 2002 Plan without the participant's consent.

        Duration of the 2002 Plan.    Options under the 2002 Plan may not be granted after August 6, 2012.

  Federal Tax Consequences.

        The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2002 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2002 Plan, nor does it cover state, local or non-U.S. taxes.

        Incentive Stock Options.    In general, an optionee realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one and two year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

        Nonqualified Stock Options.    In general, in the case of a nonqualified stock option, the optionee has no taxable income at the time of the grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as capital gain or loss for which the Company is not entitled to a deduction. In general, an incentive stock option that is exercised by the optionee more than three months after termination of employment is treated as a nonqualified stock option.

        The Committee may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises a nonqualified stock option for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called "83(b) election" in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. The application of Section 83 to incentive stock options exercisable for restricted stock is less clear.

        Required Vote.    The affirmative vote of a majority of the holders of Common Stock voting on the proposal is required for adoption of this Proposal No. 2.

The Board of Directors recommends a vote FOR this Proposal No. 2.

PROPOSAL NO. 3

APPROVAL OF 2003 NON-EMPLOYEE DIRECTOR STOCK PLAN

        On July 14, 2003, the Board of Directors voted to adopt the American Science and Engineering, Inc. 2003 Non-Employee Director Stock Plan (the "2003 Director Plan") and to recommend approval of the 2003 Director Plan by the Company's stockholders. The 2003 Director Plan is intended to replace, and is similar to, the 1996 Non-Employee Director Stock Plan, which recently expired.

        The following is a summary of certain material features of the 2003 Director Plan. A copy of the entire 2003 Director Plan appears as Appendix B to this Proxy Statement.

Description of the 2003 Director Plan

        General.    The purposes of the 2003 Director Plan are to attract and retain the services of experienced and knowledgeable non-employee directors of the Company for the benefit of the Company and its stockholders, to provide additional incentives for non-employee directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock, and to associate more closely the interests of non-employee directors with those of the Company's stockholders. As described below, the 2003 Director Plan provides for awards to non-employee directors of Company stock and options to acquire Company stock. The 2003 Director Plan, which will be administered by the Board of Directors, will become effective on the date of its approval by the stockholders and will terminate five years from the effective date. A maximum of 150,000 shares of common stock may be delivered in satisfaction of awards made under the 2003 Director Plan.

  Options.

        Annual Grant of Options.    In general, each year, on the date of the Company's Annual Meeting or Special Meeting in Lieu of Annual Meeting, the Company will grant each non-employee director as of the close of business on such date (other than the chairman of the Board) a non-transferable option to purchase 7,000 shares, and will grant the chairman of the Board (if such person is a non-employee director as of the close of business on such date) a non-transferable option to acquire 7,500 shares of the Company's Common Stock. Each non-employee director, other than the chairman of the Board, who first becomes a non-employee director during the period commencing on the day after the Company's most recent Annual Meeting or Special Meeting in Lieu of Annual Meeting and ending on August 31, will be granted a non-transferable option to purchase a pro-rata portion of 7,000 shares based on the date of his or her initial appointment or election. Similarly, if the chairman of the Board is a non-employee director, and he or she is initially elected or appointed during the period commencing on the day after the Company's most recent Annual Meeting or Special Meeting in Lieu of Annual Meeting and ending on August 31, the chairman of the Board will be granted a non-transferable option to purchase a pro-rata portion of 7,500 shares based on the date of his or her initial appointment or election. In the event of a stock dividend, stock split or other change in the Company's capital structure, the Board of Directors will make appropriate adjustments to the amounts described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to options, any exercise prices relating to options and any other provisions affected by the change.

        Option Price.    The exercise price for each option awarded under the 2003 Director Plan will be the greater of the fair market value of the shares on the date of the grant and the par value of the shares.

        Option Vesting and Exercise.    In general, each option granted under the 2003 Director Plan will vest and become exercisable on the first anniversary of the date of grant. A vested option may be exercised in full at one time or in part from time to time during the term of the option by giving written notice to the Company, accompanied by full payment for such shares.

        Effect of Termination.    In general, if an optionee ceases to be a non-employee director by reason of retirement, death or any reason other than termination for cause, his or her option will be exercisable until the earlier of (i) the tenth anniversary of the date of grant or (ii) 36 months following the termination date. If an optionee ceases to be a non-employee director by reason of retirement, death or any other reason other than termination for cause prior to the first anniversary of the date of grant, the option will be exercisable for that percentage of the total number of shares subject to the option equal to the percentage of the year since the date of grant of the option which has elapsed until the termination date. If an optionee ceases to be a non-employee director by reason of termination for cause, his or her option will terminate 90 days following the termination date; provided, however, that the option will terminate immediately and will never be exercisable if the optionee ceases to be a non-employee director by reason of termination for cause prior to the first anniversary of the date of grant.

  Shares.

        Annual Grant of Shares.    On January 10 of each year, the Company will grant each then non-employee director (other than the chairman of the Board) 2,000 shares of Company stock, and will grant the chairman of the Board (if such person is a non-employee director) 3,000 shares of Company stock. Each non-employee director, other than the chairman of the Board, who first becomes a non-employee director during the period from January 11th until August 31st (or if sooner, until the next Annual Meeting or Special Meeting in Lieu of Annual Meeting) of each year will be granted a pro-rata portion of 2,000 shares of Company stock based on the date of his or her initial appointment or election. Similarly, if the chairman of the Board is a non-employee director, and he or she is initially elected or appointed during the period from January 11th until August 31st (or, if sooner, until the next Annual Meeting or Special Meeting in Lieu of Annual Meeting), the chairman of the Board will be granted a pro-rata portion of 3,000 shares based on the date of his or her initial appointment or election. In the event of a stock dividend, stock split or other change in the Company's capital structure, the Board of Directors will make appropriate adjustments to the amounts described above.

        Restrictions and Vesting of Shares.    The shares of Company stock granted under the 2003 Director Plan will not require any payment from the non-employee director and will be forfeited if the non-employee director ceases to be a non-employee director for cause prior to one year after the date of grant. If the non-employee director ceases to be a non-employee director without cause prior to one year after the date of grant, the non-employee director will forfeit only that fraction of the shares equal to the number of full months after the termination date which remain in the twelve-month period following the date of grant divided by twelve. If the non-employee director ceases to be a non-employee director by reason of death, permanent disability or retirement prior to one year after the date of grant, no shares will be subject to forfeiture.

        Change in Control Provisions and Stock Adjustments.    In the event of a Change of Control, any shares granted under the 2003 Director Plan which are not subject to options and are forfeitable as of the day prior to the consummation of any Change of Control will fully vest and will no longer be forfeitable upon the Change of Control. Any options outstanding as of the day prior to the consummation of any Change of Control that are not then exercisable will become fully exercisable upon the Change of Control.

        For purposes of the 2003 Director Plan, "Change in Control" means: the consummation of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving entity pursuant to which the outstanding capital stock of the Company is converted into cash, securities or other property, other than a merger of the Company in which the ownership by the Company's stockholders of the securities in the surviving entity is in the same proportion as the ownership by the Company's stockholders of the stock in the Company immediately prior to the merger or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; the stockholders of the Company have approved any plan or proposal for the liquidation or dissolution of the Company; any person (as that term is used in Sections 13(d) and 14(d)(2)

of the Securities Exchange Act of 1934, as amended (the "1934 Act")) has become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the Company's outstanding capital stock; or that during any period of two consecutive years, individuals who, at the beginning of such period, constitute the entire Board of Directors of the Company cease, for any reason, to constitute a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.

        If the Company is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board of Directors (or, if the Company is not the surviving corporation, the board of directors of the surviving corporation) will have the power to make arrangements, which will be binding upon the holders of unexpired options, for the substitution of new options for, or the assumption by another corporation of, any unexpired options then outstanding hereunder.

        Indemnity.    The Board of Directors will not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the 2003 Director Plan, and the Company agrees to indemnify the members of the Board of Directors, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination.

        Amendment.    The Board of Directors may at any time, and from time to time, amend, suspend or terminate the 2003 Director Plan in whole or in part, provided, however, that so long as there is a requirement under Rule 16b-3 or any successor Rule under the Exchange Act for stockholder approval of the 2003 Director Plan and certain amendments thereto, any such amendment which materially increases the benefits accruing to participants in the 2003 Director Plan, materially increases the number of Shares which may be granted or be subject to options granted under the 2003 Director Plan, or materially modifies the requirements for eligibility to participate in the 2003 Director Plan, will be subject to stockholder approval. In general, no amendment, suspension or termination of the 2003 Director Plan may affect the rights of any person to whom Shares or an Option have been granted without such person's consent.

  Federal Tax Consequences.

        The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2003 Director Plan under the law as in effect on the date of this Proxy Statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2003 Director Plan, nor does it cover state, local or non-U.S. taxes.

        Options.    All options granted under the 2003 Director Plan will be nonqualified stock options—that is, options that do not constitute incentive stock options within the meaning of Section 422 of the Code. In general, in the case of a nonqualified stock options, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as capital gain or loss for which the Company is not entitled to a deduction.

        Shares of Restricted Stock. A director who is awarded shares of restricted stock and who does not make the special election described below does not have income until the restriction (the risk of forfeiture) lapses. When the risk of forfeiture lapses, the director will have ordinary income equal to the fair market value of the shares at that time and the Company will have a corresponding deduction.

        A director may make a special election under Section 83(b) of the Code to be taxed on restricted stock at the time of grant rather than when the substantial risk of forfeiture lapses. A director who makes an effective 83(b) election realizes ordinary income in the year of grant equal to the fair market value of the shares at the time of grant and the Company will have a corresponding deduction. Fair market value for this purpose is determined without regard to the forfeiture restrictions. If a director makes an effective 83(b) election, no additional income results when the restrictions lapse. However, if the director makes an effective 83(b) election and later forfeits the shares, he or she may not claim a tax loss for the income realized by reason of the election.

        For purposes of determining capital gain or loss on a sale of stock, the holding period in the shares is measured from the date when the director realizes taxable income with respect to the transfer and the director's tax basis in the shares equals the income realized with respect to the transfer.

        Golden Parachute Provisions.    Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2003 Director Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

        Required Vote:    The affirmative vote of a majority of the holders of Common Stock voting on the proposal is required for adoption of this Proposal No. 3.

The Board of Directors recommends a vote FOR this Proposal No. 3.

PROPOSAL NO. 4

AMEND THE COMPANY'S BY-LAWS

        Article IX of the Company's By-Laws currently provides for the By-Laws to be amended by a vote of the stockholders at any meeting of the stockholders, provided that a prior written notice states both the purpose of the proposed amendment and the substance of the change intended to be effected by the amendment. However, any amendment voted by the Board of Directors is subsequently subject to further amendment or reinstatement by the stockholders. The Board of Directors recommends to the stockholders that the ability to amend the By-Laws of the Company be extended to a majority vote of the members of the Board of Directors. Subject to the approval of the stockholders, Article IX of the By-Laws would be amended to add the following sentence to that Article:

        "These By-Laws may also be altered, amended or repealed by a vote of a majority of the members of the Board of Directors then in office, except that the Directors shall not take any action which provides for indemnification of Directors nor any action to amend this Article IX, and except that the Directors shall not take any action unless permitted by law. Any By-Law so altered, amended or repealed by the Directors may be further altered as amended or reinstated by the stockholders in the manner described hereinabove."

        Required Vote:    The affirmative vote of a majority of the holders of Common Stock voting on the proposal is required for adoption of this Proposal No. 4.

The Board of Directors recommends a vote FOR this Proposal No. 4.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

        The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to serve as independent auditors for the Company for fiscal year 2004.

        REQUIRED VOTE: The ratification of this selection is not required under the laws of the Commonwealth of Massachusetts, where the Company is incorporated, but the results of this vote will be considered by the Board in selecting auditors for future fiscal years.

The Board of Directors recommends a vote FOR this Proposal No. 5.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee members are Dr. Hamilton Helmer (Chairman), Dr. Donald McCarren and Dr. Ernest Moniz. Dr. Moniz replaced Dr. Heinisch when Dr. Heinisch assumed the position of Interim President and CEO of the Company. The Audit Committee assists the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal requirements and the Company's independent auditors. The Company's management has primary responsibility for the Company's financial statements as well as maintaining and monitoring a system of appropriate internal controls.

        The Audit Committee has met and held discussions with PricewaterhouseCoopers LLP, the Company's independent auditors. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of their examination, the evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the Company's audited consolidated balance sheets as of March 31, 2003 and consolidated statements of operations, cash flows and stockholders' equity for the three years ended March 31, 2003 with the Company's management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, "Communications with Audit Committees" (concerning the accounting methods used in the financial statements).

        The Audit Committee has received and reviewed written disclosures and the letter from PricewaterhouseCoopers LLC required by Independent Standards Board Standard No.1, "Independence Discussions with Audit Committees" (concerning matters that may affect an auditor's independence) and has discussed with the auditors their independence. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2003 for filing with the SEC.

Report Submitted By: Hamilton W. Helmer (Chairman), Donald J. McCarren and Ernest J. Moniz

AUDIT COMMITTEE CHARTER; AUDIT COMMITTEE INDEPENDENCE

        The Audit Committee is governed by a charter approved by the Board of Directors on July 18, 2000, and amended and restated on July 14, 2003. All Audit Committee members are independent pursuant to Section 121(A) of the AMEX's listing standards and the Sarbanes-Oxley Act of 2002.

INDEPENDENT PUBLIC ACCOUNTANTS

        In July 2002, the Company dismissed Arthur Andersen LLP (Andersen) and engaged PricewaterhouseCoopers LLP (PwC) as the Company's principal auditor. The decision to dismiss Andersen and retain PwC was approved by the Company's Board of Directors upon the recommendation of management. The independent directors, who constitute the Audit Committee, voted unanimously for the change.

        None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2001 and 2002 contained an adverse opinion or a disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years ended March 31, 2001 and 2002, and the subsequent interim period, there were no disagreements between the Company and Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

        During the fiscal year ended March 31, 2003, and the subsequent interim period through [the date of this report], there were no disagreements between the Company and PwC, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

        A representative of PwC will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

FISCAL 2003 AUDIT FIRM FEE SUMMARY

Audit Fees

        PwC billed us an aggregate of approximately $232,000 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended March 31, 2003, the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year ended March 31, 2003 and other accounting consulting services.

Financial Information Systems Design and Implementation Fees

        There were no professional services rendered by PwC the fiscal year ended March 31, 2003 relating to financial information systems design and implementation.

All Other Fees

        PwC billed us an aggregate of approximately $57,000 in fees for other services rendered to us during the fiscal year ended March 31, 2003, primarily related to recurring tax return review and tax advisory and consultation services, and an audit of our 401(k) Plan.

        The Audit Committee has considered whether the provision of non-audit services by PwC is compatible with maintaining auditor independence.

STOCK PERFORMANCE CHART

        The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to the returns of the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Information Technology Composite Stock Price Index.

Total Return to Shareholders
(Dividends reinvested monthly)

Note:	Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year (and reinvestment of dividends) in the Company's Common Stock, Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Information Technology Composite Stock Price Index.

OTHER MATTERS

Stockholder Proposals for 2004 Annual Meeting

        Proposals which stockholders intend to present at the Company's 2004 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than April 23, 2004. If a proponent fails to notify the Company by July 6, 2004 of a non-Rule 14a-8 stockholder proposal that it intends to submit at the Company's 2004 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter. The Company suggests that proposals be submitted by Certified Mail, Return Receipt Requested.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires certain persons, including the Company's directors, executive officers and beneficial holders of more than 10% of the Company's Common Stock to file initial reports of beneficial ownership of the Company's securities and reports of changes in beneficial ownership with the Securities and Exchange Commission. For fiscal year 2003, to the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except as follows: (i) an initial report of ownership for Paul Theodore Owens was filed late.

Related Party Transactions

        There were no related party transactions during fiscal 2003 required to be reported pursuant to this item.

Incorporation by Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled Compensation Committee Report on Executive Compensation and Stock Performance Chart shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

        The Company's Annual Report on Form 10-K/A for the fiscal year ended March 31, 2003 filed with the SEC, which provides additional information about the Company, is available on the Internet at www.as-e.com and to beneficial owners of the Common Stock without charge upon written request to the Investor Relations Department, American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821

Other Proposed Action

        The Board of Directors knows of no other matters that are to be presented at the Meeting. If however, any other business should properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy upon such matters in accordance with their best judgment.

                      By Order of the Board of Directors
                      Assistant Clerk

Appendix A    2002 Combination Stock Option Plan
Appendix B    2003 Non-Employee Director Stock Plan

Appendix A

AMERICAN SCIENCE AND ENGINEERING, INC.
2002 COMBINATION STOCK OPTION PLAN

SECTION I. PURPOSE OF THE PLAN.

        The purposes of this American Science and Engineering, Inc. 2002 Combination Stock Option Plan (the "2002 Plan") are (i) to provide long-term incentives and rewards to those employees (the "Employee Participants") of American Science and Engineering, Inc. (the "Corporation") and its subsidiaries (if any), and any other persons who are not directors of the Corporation (the "Non-employee Participants") who are in a position to contribute to the long-term success and growth of the Corporation and its subsidiaries, (ii) to assist the Corporation in retaining and attracting executives and employees with requisite experience and ability, and (iii) to associate more closely the interests of such executives and employees with those of the Corporation's stockholders.

SECTION II. DEFINITIONS.

        "CODE" is the Internal Revenue Code of 1986, as amended from time to time.

        "COMMON STOCK" is the $.66 2/3 par value common stock of the Corporation.

        "COMMITTEE" is defined in Section III, paragraph (a).

        "CORPORATION" is defined in Section I.

        "CORPORATION ISOs" are all the stock options (including the 2002 Plan ISOs) which (i) are Incentive Stock Options and (ii) are granted under any plans (including this 2002 Plan) of the Corporation, a Parent Corporation and/or a Subsidiary Corporation.

        "EMPLOYEE PARTICIPANTS" is defined in Section I.

        "FAIR MARKET VALUE" of any property is the value of the property as reasonably determined by the Committee.

        "INCENTIVE STOCK OPTION" is a stock option that is treated as an incentive stock option under Section 422 of the Code.

        "1934 ACT" means the Securities Exchange Act of 1934, as amended, or any similar or successor statute, and any rules, regulations, or policies adopted or applied thereunder.

        "2002 PLAN" is defined in Section I.

        "2002 PLAN ISOs" are Stock Options which are Incentive Stock Options.

        "NON-EMPLOYEE PARTICIPANTS" is defined in Section I.

        "NON-QUALIFIED OPTION" is a Stock Option which does not qualify as an Incentive Stock Option or for which the Committee provides, in the terms of such option and at the time such option is granted, that the option shall not be treated as an Incentive Stock Option.

        "PARENT CORPORATION" has the meaning provided in Section 424(e) of the Code.

        "PARTICIPANTS" are all persons who are either Employee Participants or Non-employee Participants.

        "PERMANENT AND TOTAL DISABILITY" has the meaning provided in Section 22(e)(3) of the Code.

        "RULE 16b-3" means Securities and Exchange Commission Rule 16b-3 under the 1934 Act.

        "SECTION 16" means Section 16 of the 1934 Act, or any similar or successor statute, and any rules, regulations, or policies adopted or applied thereunder.

        "STOCK OPTIONS" are rights granted pursuant to this 2002 Plan to purchase shares of Common Stock at a fixed price.

        "STOCKHOLDER APPROVAL" means the affirmative vote of at least a majority of the shares of Common Stock present and entitled to vote at a duly held meeting of the stockholders of the Corporation, unless a greater vote is required by state law or Section 16, if applicable to the Corporation, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent or other means, to the extent permitted by applicable state law.

        "SUBSIDIARY CORPORATION" has the meaning provided in Section 424(f) of the Code.

        "TEN PERCENT STOCKHOLDER" means, with respect to a 2002 Plan ISO, any individual who directly of indirectly owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Parent Corporation or any Subsidiary Corporation at the time such 2002 Plan ISO is granted.

SECTION III. ADMINISTRATION.

        (a)    The Committee.    This 2002 Plan shall be administered by the Board of Directors or by a compensation committee consisting solely of two or more "non-employee directors", as defined in Rule 16b-3, who shall be designated by the Board of Directors of the Corporation (the administering body is hereafter referred to as the "Committee"). The Committee shall serve at the pleasure of the Board of Directors, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. No person shall be eligible to be a member of the Committee if that person's membership would prevent the plan from complying with Rule 16b-3, if applicable to the Corporation.

        (b)    Authority and Discretion of the Committee.    Subject to the express provisions of this 2002 Plan and provided that all actions taken shall be consistent with the purposes of this 2002 Plan, and subject to ratification by the Board of Directors only if required by applicable law, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons who shall constitute employees eligible to be Employee Participants; (ii) select the Participants to whom Stock Options shall be granted under this 2002 Plan; (iii) determine the number and the form of the Stock Options, if any, to be granted to any Participant; (iv) determine the time or times such Stock Options shall be granted including the grant of Stock Options in connection with other awards made, or compensation paid, to the Participant; (v) establish the terms and conditions upon which such Stock Options may be exercised and/or transferred, including the exercise of Stock Options in connection with other awards made, or compensation paid, to the Participant; (vi) make or alter any restrictions and conditions upon such Stock Options and the Common Stock received on exercise thereof, including, but not limited to, providing for limitations on the Participant's right to keep any Common Stock received on termination of employment; (vii) determine whether the Participant or the Corporation has achieved any goals or otherwise satisfied any conditions or requirements that may be imposed on or related to the exercise of Stock Options; and (viii) adopt such rules and regulations, establish, define and/or interpret these and any other terms and conditions, and make all determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this 2002 Plan. Notwithstanding any provision of this 2002 Plan to the contrary, only Employee Participants shall be eligible to receive 2002 Plan ISOs.

        (c)    Applicable Law.    This 2002 Plan and all Stock Options shall be governed by the law of the state in which the Corporation is incorporated.

SECTION IV. TERMS OF STOCK OPTIONS.

        (a)    Agreements.    Stock Options shall be evidenced by a written agreement between the Corporation and the Participant awarded the Stock Option. This agreement shall be in such form, and contain such terms and conditions (not inconsistent with this 2002 Plan) as the Committee may determine. If the Stock Option described therein is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option, the agreement shall include the following or a similar statement: "This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended."

        (b)    Term.    Stock Options shall be for such periods as may be determined by the Committee, provided that in the case of 2002 Plan ISOs, the term of any such 2002 Plan ISO shall not extend beyond three months after the time the Participant ceases to be an employee of the Corporation. Notwithstanding the foregoing, the Committee may provide in a 2002 Plan ISO that in the event of the Permanent and Total Disability or death of the Participant, the 2002 Plan ISO may be exercised by the Participant or his estate (if applicable) for a period of up to one year after the date of such Permanent and Total Disability or death. In no event may Stock Options be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of 2002 Plan ISOs granted to Ten Percent Stockholders, more than five years after the date of grant.

        (c)    Purchase Price.    The purchase price of shares purchased pursuant to any Stock Option shall be determined by the Committee, and shall be paid by the Participant or other person permitted to exercise the Stock Option in full upon exercise, (i) in cash, (ii) by delivery of shares of Common Stock (valued at their Fair Market Value on the date of such exercise), (iii) any other property (valued at its Fair Market Value on the date of such exercise), (iv) any combination of cash, stock and other property, or (v) by way of cashless exercise and the netting of the number of shares of Common Stock subject to the Stock Option having an aggregate Fair Market Value equal to the purchase price, with any payment made pursuant to subparagraphs (ii), (iii), (iv) or (v) only as permitted by the Committee, in its sole discretion. In no event will the purchase price of Common Stock be less than the par value of the Common Stock. Furthermore, the purchase price of Common Stock subject to a 2002 Plan ISO shall not be less than the Fair Market Value of the Common Stock on the date of the issuance of the 2002 Plan ISO, provided that in the case of 2002 Plan ISOs granted to Ten Percent Stockholders, the purchase price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of issuance of the 2002 Plan ISO. Subject to the specific exceptions relating to mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other changes in corporate structure set forth in Section V below, the purchase price of shares of Common Stock issuable upon exercise of any Stock Option may not be changed or amended after a Stock Option is granted to a Participant.

        (d)    Further Restrictions as to Incentive Stock Options.    To the extent that the aggregate Fair Market Value of Common Stock with respect to which the Corporation ISOs (determined without regard to this section) are exercisable for the first time by any Employee Participant during any calendar year exceeds $100,000, such Corporation ISOs shall be treated as options which are not Incentive Stock Options. For the purpose of this limitation, options shall be taken into account in the order granted, and the Committee may designate that portion of any Corporation ISO that shall be treated as not an Incentive Stock Option in the event that the provisions of this paragraph apply to a portion of any option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Stock Option or at the time of its exercise. For the purpose of this section, Fair Market Value shall be determined as of the time the Stock Option with respect to such Common Stock is granted.

        (e)    Restrictions.    At the discretion of the Committee, the Common Stock issued pursuant to the Stock Options granted hereunder may be subject to restrictions on vesting or transferability. Stock Options shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as determined by the Committee, and may be exercised during the lifetime of a Participant only by such Participant or his or her guardian or legal representative or by a transferee under such domestic relations order.

        (f)    Withholding of Taxes.    Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of a Stock Option to, or exercise of a Stock Option by, a holder. The Corporation may require, as a condition to the exercise of a Stock Option, or demand, at such other time as it may consider appropriate, that the Participant pay the Corporation the amount of any taxes which the Corporation may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Corporation. In its discretion, the Corporation may withhold shares to be received upon exercise of a Stock Option if it deems this an appropriate method for withholding or collecting taxes.

        (g)    Securities Law Compliance.    Upon exercise (or partial exercise) of a Stock Option, the Participant or other holder of the Stock Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer Common Stock in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Common Stock upon any exercise of a Stock Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. Furthermore, the Corporation is not obligated to register or qualify the shares of Common Stock to be issued upon exercise of a Stock Option under federal or state securities laws (or to register or qualify them at any time thereafter), and it may refuse to issue such shares if, in its sole discretion, registration or exemption from registration is not practical or available. The Corporation may require that prior to the issuance or transfer of shares of Common Stock upon exercise of a Stock Option, the Participant enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing shares of Common Stock issued hereunder shall bear a legend reflecting such restrictions.

        (h)    Right to Stock Option.    No employee of the Corporation or any other person shall have any claim or right to be a Participant in this 2002 Plan or to be granted a Stock Option hereunder. Neither this 2002 Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation. Nothing contained hereunder shall be construed as giving any person any equity or interest of any kind in any assets of the Corporation or creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this 2002 Plan, any person having a claim for payments shall be an unsecured creditor.

        (i)    Indemnity.    Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this 2002 Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

        (j)    Participation by Foreigners.    Without amending this 2002 Plan, except to the extent required by the Code in the case of 2002 Plan ISOs, the Committee may modify grants made to participants who are foreign nationals or employed outside the United States so as to recognize differences in local law, tax policy, or custom.

SECTION V. AMENDMENT AND TERMINATION: ADJUSTMENTS UPON CHANGES IN STOCK.

        The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this 2002 Plan or any portion thereof, provided that no amendment shall be made without approval of the Corporation's stockholders if such approval is necessary under the Code, or rules or regulations thereunder, or to comply with any applicable rules or regulations of the Securities and Exchange Commission, including Rule 16b-3 (or any successor rule thereunder), or the rules and regulations of any exchange or stock market on which the Corporation's securities are listed or quoted. Except as provided herein, no amendment, suspension or termination of this 2002 Plan may affect the rights of a Participant to whom a Stock Option has been granted without such Participant's consent. The Committee is specifically authorized to convert, in its discretion, the unexercised portion of any 2002 Plan ISO granted to an Employee Participant to a Non-qualified Option at any time prior to the exercise, in full, of such 2002 Plan ISO. If there shall be any change in the Common Stock or to any Stock Option granted under this 2002 Plan through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Committee (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation, or its designee) in the aggregate number and kind of shares subject to this 2002 Plan, and the number and kind of shares and the price per share subject to outstanding Stock Options, provided that such adjustment does not affect the qualification of any 2002 Plan ISO as an Incentive Stock Option. In connection with the foregoing, the Committee may issue new Stock Options in exchange for outstanding Stock Options.

SECTION VI. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

        The number of shares of Common Stock that may be the subject of awards under this 2002 Plan shall not exceed an aggregate of 340,000 shares. Shares to be delivered under this 2002 Plan may be either authorized but unissued shares of Common Stock or treasury shares. Any shares of Common Stock subject to a Stock Option hereunder which for any reason terminates, is cancelled or otherwise expires unexercised, and any shares reacquired by the Corporation due to restrictions imposed on the shares, shares returned because payment is made hereunder in shares of Common Stock of equivalent value rather than in cash, and/or shares reacquired from a recipient for any other reason shall, at such time, no longer count towards the aggregate number of shares which have been the subject of Stock Options issued hereunder, and such number of shares shall be subject to further awards under this 2002 Plan, provided, first, that the total number of shares then eligible for award under this 2002 Plan may not exceed the total specified in the first sentence of this Section VI, and second, that the number of shares subject to further awards shall not be increased in any way that would cause this 2002 Plan or any Stock Option to not comply with Rule 16b-3, if applicable to the Corporation.

SECTION VII. EFFECTIVE DATE AND TERM OF THIS PLAN.

        Provided there is Stockholder Approval on or before September 19, 2003, the effective date of this 2002 Plan is August 6, 2002 (the "Effective Date") and awards under this 2002 Plan may be made for a period of ten years commencing on the Effective Date. The period during which a Stock Option may be exercised may extend beyond that time as provided herein.

DATE OF APPROVAL BY BOARD OF DIRECTORS: July 11, 2002

DATE OF APPROVAL BY STOCKHOLDERS: September 19, 2002

Appendix B

AMERICAN SCIENCE AND ENGINEERING, INC.
2003 STOCK PLAN
FOR NON-EMPLOYEE DIRECTORS

        1.    Purpose.    The purposes of this 2003 Stock Plan for Non-Employee Directors are to (i) attract and retain the services of experienced and knowledgeable non-employee directors of the Corporation for the benefit of the Corporation and its stockholders, (ii) to provide additional incentives for such non-employee directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock, and (iii) associate more closely the interests of such non-employee Directors with those of the Corporation's stockholders.

        2.    Definitions.    As used herein, each of the following terms has the indicated meaning:

        "Corporation" means American Science and Engineering, Inc.

        "Fair Market Value" means the closing sale price quoted on the American Stock Exchange or such other national securities exchange or the Nasdaq Stock Market ("NASDAQ") on which the Shares may be traded on the date of the grant of such Shares or on the date of grant of the Option to which such Shares relate, as the case may be. If the Shares are not then so traded, the Fair Market Value shall be determined by the Board of Directors of the Corporation in its sole and reasonable discretion.

        "New Non-Employee Director Period" means the period from January 11 until August 31 of the same year, or if sooner, until the next Annual Meeting or Special Meeting in Lieu of Annual Meeting of Shareholders of the Corporation held during such year.

        "Option" means the contractual right to purchase Shares upon the specific terms set forth in this Plan.

        "Option Exercise Period" means the period commencing one (1) year after the date of grant of an Option pursuant to this Plan and ending ten years from the date of grant.

        "Plan" means this American Science and Engineering, Inc. 2003 Stock Plan for Non-Employee Directors.

        "Prorated Amount" means a fraction equal to the number of full months between the date on which the Non-Employee Director first becomes a Non-Employee Director and August 31 divided by twelve (12) (the "Prorated Amount").

        "Shares" means the Common Stock, $.66 2/3 par value, of the Corporation.

        "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of grant of the award hereunder, each of the corporations other than the last in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Termination Date" means the date on which a Non-Employee Director ceases to be a Non-Employee Director for any reason whatsoever, including by reason of death, permanent disability or retirement.

        3.    Stock Subject to the Plan.    The aggregate number of Shares that may be issued and sold under the Plan shall be 150,000. The Shares to be granted under this Plan, either directly or upon exercise of Options granted under this Plan, shall be made available, at the discretion of the Board of Directors, from (i) treasury Shares and Shares reacquired by the Corporation for such purposes, including Shares purchased in the open market, (ii) authorized but unissued Shares, and (iii) Shares previously reserved for issuance upon exercise of Options which have expired or been terminated. Shares reacquired by the

Company as a result of forfeiture pursuant to the terms of this Plan and any Shares subject to an Option granted under this Plan which shall expire or terminate for any reason without having been exercised in full, shall become available for issuance under the Plan, either directly or upon exercise of additional Options, so long as the Plan shall remain in effect.

        4.    Administration of the Plan.    The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall, subject to the provisions of the Plan, grant Shares and Options under the Plan and shall have the power to construe the Plan, to determine all questions as to eligibility, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

        5.    Eligibility.    Shares and Options shall be granted only to directors of the Corporation or of a Subsidiary who are not otherwise employees of the Corporation or any Subsidiary (each a "Non-Employee Director").

        6.    Grant of Options.

        (a)   Each Non-Employee Director other than the Chairman of the Board, who first becomes a Non-Employee Director during the period commencing on the day after the Company's most recent Annual Meeting of Shareholders or Special Meeting in Lieu of Annual Meeting of Shareholders and ending on August 31, whether by election by the stockholders or appointment by the Board of Directors, shall be granted an option to purchase the Prorated Amount of 7,000 Shares on the date of his or her initial appointment or election.

        (b)   Each year, on the date of the Company's Annual Meeting of Shareholders or Special Meeting in Lieu of Annual Meeting of Shareholders, each Non-Employee Director as of the close of business on such date, other than the Chairman of the Board, shall be granted an Option to purchase 7,000 Shares.

        (c)   Each year, on the date of the Company's Annual Meeting of Shareholders or Special Meeting in Lieu of Annual Meeting of Shareholders, the Chairman of the Board, if such person is a Non-Employee Director as of the close of business on such date, shall be granted an Option to acquire 7,500 Shares; provided, however, the person who serves as Chairman of the Board on the date of adoption of this Plan by the Board of Directors shall not receive Options hereunder and in lieu thereof, shall continue to receive deferred compensation in accordance with the deferred compensation arrangement in effect on such date. If the Chairman of the Board is a Non-Employee Director, and he or she is initially elected or appointed during the period commencing on the day after the Company's most recent Annual Meeting of Shareholders or Special Meeting in Lieu of Annual Meeting of Shareholders and ending on August 31, the Chairman of the Board shall be granted Options to purchase the Pro-Rata Amount of 7,500 Shares on the date of his or her initial appointment or election.

        7.    Grant of Shares.

        (a)   Each Non-Employee Director other than the Chairman of the Board, who first becomes a Non-Employee Director during the New Non-Employee Director Period, whether by election by the stockholders or appointment by the Board of Directors, shall be granted the Prorated Amount of 2,000 Shares on the date of his or her initial appointment or election.

        (b)   On January 10 of each year, each then Non-Employee Director, other than the Chairman of the Board, shall be granted 2,000 Shares.

        (c)   On January 10 of each year, the Chairman of the Board, if such person is a Non-Employee Director, shall be granted 3,000 Shares. If the Chairman of the Board is a Non-Employee Director, and he or she is initially elected or appointed during the New Non-Employee Director Period, the Chairman of the Board shall be granted the Pro rata Amount of 3,000 Shares on the date of his or her initial appointment or election.

        8.    Terms of Shares, Options and Limitations Thereon.

        (a)    Shares.    Shares not subject to Options shall be granted under this Plan pursuant to Section 7 without the requirement of any payment from the Non-Employee Director and shall be deemed to have a value equal to their Fair Market Value and, upon issuance in accordance with this Plan, shall be fully paid and non-assessable. Shares not subject to Options shall be forfeited if the Non-Employee Director ceases to be a Non-Employee Director for cause as defined in paragraph (d), below prior to one (1) year after the date of grant. If the Non-Employee Director ceases to be a Non-Employee Director without cause prior to one (1) year after the date of grant, the Non-Employee Director shall forfeit only that fraction of the Shares not subject to Options equal to the number of full months after the Termination Date which remain in the twelve (12)-month period following the date of grant divided by twelve (12). If the Non-Employee Director ceases to be a Non-Employee Director by reason of death, permanent disability or retirement prior to one (1) year after the date of grant, no Shares shall be subject to forfeiture. Certificates issued in respect of Shares granted directly to Non-Employee Directors under this Plan and not pursuant to the exercise of an Option under the Plan shall be registered in the name of the recipient, but shall bear the following legend prior to the expiration of one (1) year after the date of grant:

        "The transferability of this Certificate and the shares of common stock represented hereby is restricted and the shares are subject to the further terms and conditions contained in the 2003 Stock Plan for Non-Employee Directors of American Science and Engineering, Inc. (the "Company"). Copies of said Plan are on file at the Company's offices in Billerica, Massachusetts."

        In order to enforce the restrictions, terms and conditions on such Shares, the Board of Directors may require each recipient thereof, immediately upon receipt of a certificate or certificates representing such Shares, to deposit such certificates together with stock powers and other instructions of transfer as the Board of Directors may require, appropriately endorsed in blank, with the Corporation as escrow agent under an escrow agreement in such form as shall be determined by the Board. Shares not subject to Options may be subject to an agreement between the Corporation and the holder upon such terms and conditions not inconsistent with this Plan as the Board of Directors may determine.

        (b)    Option Agreement.    Each Option granted under this Plan shall be evidenced by an Option agreement between the Corporation and the Option holder and shall be upon such terms and conditions not inconsistent with this Plan as the Board of Directors may determine.

        (c)    Price.    The price at which any Shares may be purchased pursuant to the exercise of an Option shall be the Fair Market Value of the Shares on the date of the grant of the Option, but in no event shall the price be less than the par value of the Shares.

        (d)    Exercise of Option.    Subject to Section 4 of this Plan, each Option granted under this Plan may be exercised in full at one time or in part from time to time only during the Option Exercise Period by the giving of written notice, signed by the person or persons exercising the Option, to the Corporation stating the numbers of Shares with respect to which the Option is being exercised, accompanied by full payment for such Shares pursuant to Section 7(a) hereof; provided however, (i) if a person to whom an Option has been granted ceases to be a Non-Employee Director during the Option Exercise Period by reason of retirement, death or any reason other than termination for cause, such Option shall be exercisable by him or her or by the executors, administrators, legatees or distributees of his or her estate until the earlier of (A) the end of the Option Exercise Period or (B) 36 months following the Termination Date; and (ii) if a person to whom an Option has been granted ceases to be a Non-Employee Director of the Corporation by reason of termination for cause, such Option shall terminate 90 days following the Termination Date. Termination for cause shall be defined as termination on account of any act of (i) fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any Subsidiary, or (iii) breach of fiduciary duty. Such Option shall terminate immediately and shall never be exercisable if the person to whom the Option has been granted ceases to be a Non-Employee Director by reason of termination for cause prior to the commencement of the Option

Exercise Period. If the person to whom the Option has been granted ceases to be a Non-Employee Director by reason of retirement, death or any other reason other than termination for cause prior to the commencement of the Option Exercise Period, at the commencement of the Option Exercise Period, the Option shall be exercisable for that percentage of the total number of Shares subject to the Option equal to the percentage of the year since the date of grant of the Option which has elapsed until the Termination Date. The percentage of the year which has elapsed shall be determined by dividing the number of full months which have elapsed since the date of grant of the Option until the Termination Date by twelve (12).

        (e)    Non-Assignability.    No Option or right or interest in an Option shall be assignable or transferable by the holder except by will or the laws of descent and distribution and during the lifetime of the holder shall be exercisable only by him or her.

        9.    Change of Control Provisions.

        (a)   Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control, any Shares not subject to Options which are forfeitable as of the day prior to the date such Change of Control is determined to have occurred shall no longer be forfeitable, and any Options outstanding as of the day prior to the date such Change of Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original grant.

        (b)   A "Change in Control" shall mean:

          (i)    there shall have been consummated (a) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving entity pursuant to which the Shares are converted into cash, securities or other property, other than a merger of the Corporation in which the ownership by the Corporation's stockholders of the securities in the surviving entity is in the same proportion as the ownership by the Corporation's stockholders of the stock in the Corporation immediately prior to the merger or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or (ii) the stockholders of the Corporation have approved any plan or proposal for the liquidation or dissolution of the Corporation; or (iii) any person (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) has become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the Corporation's outstanding Shares; or(iv) that during any period of two consecutive years, individuals who, at the beginning of such period, constitute the entire Board of Directors of the Corporation shall cease, for any reason, to constitute a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.

        10.    Payment.

        (a)   The purchase price of Shares upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid (i) in cash,(ii) by delivery of Shares valued at Fair Market Value on the date of exercise, including, to the extent permitted under Rule 16b-3 or any successor Rule under the Exchange Act exempting certain transactions from the short swing trading provisions of Section 16 of the Exchange Act, by way of so-called "cashless exercise" and the netting of the number of Shares issuable upon exercise against that number of Shares subject to the Option having an aggregate Fair Market Value equal to the aggregate exercise price, or (iii) any combination of cash and Shares, as the Board of Directors may determine.

        (b)   No Shares shall be granted under this Plan or issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Board of Directors, including without limitation those described in Section 10 hereof.

        11.    Stock Adjustments.

        (a)   If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board of Directors (or, if the Corporation is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

        (b)   If by reason of recapitalization, reclassification, stock split-up, combination of shares, separation (including a spin-off) or dividend on the stock payable in Shares, the outstanding Shares of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board of Directors shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable, in such manner as to result in the Options being exercisable for that number and kind of shares at the same aggregate exercise price as the Option holders would have received had they exercised their Options and had they been treated as stockholders with respect to all Shares subject to Options immediately prior to such recapitalization, reclassification, stock split-up, combination of shares, separation or dividend.

        (c)   In the event of a transaction of the type described in paragraphs (a) and (b) above, the total number of Shares which may be granted under this Plan, either directly or on which Options may be granted, shall be appropriately adjusted by the Board of Directors.

        12.    No Rights Other Than Those Expressly Created.    Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder or stockholder any right to continue to be affiliated with the Corporation, (ii) giving any Option holder any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. No Option holder shall have any of the rights of a stockholder with respect to Shares covered by an Option until such time as the Option has been exercised and Shares have been issued to such person.

        13.    Miscellaneous.

        (a)    Withholding of Taxes.    Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of Shares or grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the grant of Shares or exercise of an Option, that the recipient pay the Corporation, at such time as the Board of Directors determines, the amount of any taxes which the Board of Directors may determine is required to be withheld.

        (b)    Securities Law Compliance.    Upon grant of Shares or exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Shares in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Shares hereunder until completion of such registration or other qualification of such Shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Corporation is not obligated to register or qualify the Shares under federal or state securities laws and may refuse to issue such Shares if neither registration nor exemption therefrom is practical. The Board of Directors may require that prior to the issuance or transfer of any Shares hereunder, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board of Directors or the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the Shares issued hereunder may be legended to reflect such restrictions.

        (c)    Indemnity.    The Board of Directors shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

        (d)    Options Not Deemed Incentive Stock Options.    Options granted under the Plan shall not be deemed incentive stock options as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

        14.    Effective Date; Amendment; Termination.

        (a)   The effective date of this Plan shall be the date of the approval of stockholders of the Corporation holding at least a majority of the voting stock of the Corporation present or represented and entitled to vote at a meeting of the stockholders.

        (b)   The Board of Directors may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part, provided, however, that so long as there is a requirement under Rule 16b-3 or any successor Rule under the Exchange Act for stockholder approval of the Plan and certain amendments thereto, any such amendment which (i) materially increases the benefits accruing to participants in the Plan, (ii) materially increases the number of Shares which may be granted or be subject to Options granted under the Plan, or (iii) materially modifies the requirements for eligibility to participate in the Plan, shall be subject to stockholder approval; and provided further, that, the provisions of this Plan relating to the amount and price of securities to be awarded and the timing of such awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder. However, except as provided herein, no amendment, suspension or termination of this Plan may affect the rights of any person to whom Shares or an Option have been granted without such person's consent.

        (c)   This Plan shall terminate five years from its effective date, and no Shares or Options shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

Date of Board of Directors Adoption: July 14, 2003

        The undersigned, Paul Theodore Owens, being the Assistant Clerk of American Science and Engineering, Inc., hereby certifies that the within Plan is a true and correct copy of the American Science and Engineering, Inc. 2003 Stock Plan for Non-Employee Directors.

Name: Paul Theodore Owens, Assistant Clerk

Date of Stockholder Approval:                        , 2003

AMERICAN SCIENCE AND ENGINEERING, INC.

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
September 25, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Roger P. Heinisch and Paul Theodore Owens, or either of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders ("Meeting") of American Science and Engineering, Inc. ("Company") to be held Thursday, September 25, 2003 at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts at 10:30 a.m. and at any adjournments thereof, to vote in the name and place of the undersigned as designated below, with all powers which the undersigned would possess if personally present, all of the stock of the Company standing in the name of the undersigned on the books of the Company, on all matters set forth in the Notice of the Meeting and Proxy Statement, receipt of which is acknowledged, and upon such other and further business as may properly come before the Meeting. All proxies previously given by the undersigned in respect of the Meeting are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, FOR THE INCREASE IN SHARES ISSUABLE OUT OF THE 2002 COMBINATION STOCK OPTION PLAN, FOR THE ADOPTION OF THE OF THE 2003 NON-EMPLOYEE DIRECTOR STOCK PLAN, FOR THE AMENDMENT TO THE COMPANY'S BY-LAWS, FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OF THE MEETING.

(Continued and to be signed on the reverse side)

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

AMERICAN SCIENCE AND ENGINEERING, INC.

September 25, 2003

Plese date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V Please detach along perforated line and mail in the envelope provided.V

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To fix the number of directors at six and to elect
NOMINEES:
☐	FOR ALL NOMINEES	o o	Roger P. Heinisch Hamilton W. Helmer
☐	WITHHOLD AUTHORITY	o	Donald J. McCarren
	FOR ALL NOMINEES	o	Ernest J. Moniz
		o	William E. Odom
☐	FOR ALL EXCEPT	o	Carl W. Vogt
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.	APPROVAL OF INCREASE IN SHARES TO BE ISSUED UNDER THE 2002 COMBINATION STOCK OPTION PLAN
	To consider and approve an increase in the maximum number of shares available to be issued under the Company's 2002 Combination Stock Option Plan by 400,0000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	APPROVAL OF THE 2003 NON-EMPLOYEE DIRECTOR STOCK PLAN To consider and approve the Company's 2003 Non-Employee Director Stock Plan.	☐	☐	☐
4.
APPROVAL OF AMENDMENT OF BY-LAWS
	To consider and act upon an amendment to the Company's By-Laws which extends the ability to amend said By-Laws to a majority vote of the members of the Board of Directors.	☐	☐	☐
5.	RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2004.	☐	☐	☐
The undersigned hereby acknowledges receipt of the Notice of Special Meeting in Lieu of Annual Meeting of Stockholders, the Proxy Statement for the Meeting and the 2003 Annual Report of the Company.
PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder                              Date:              Signature of Stockholder                              Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
OWNERSHIP OF COMMON STOCK OF THE COMPANY BY CERTAIN PERSONS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION
OPTION GRANTS IN THE LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL NO. 2 INCREASE IN AUTHORIZED SHARES UNDER THE 2002 COMBINATION STOCK OPTION PLAN
PRINCIPAL FEATURES OF THE 2002 PLAN
PROPOSAL NO. 3 APPROVAL OF 2003 NON-EMPLOYEE DIRECTOR STOCK PLAN
PROPOSAL NO. 4 AMEND THE COMPANY'S BY-LAWS
PROPOSAL NO. 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
REPORT OF THE AUDIT COMMITTEE
AUDIT COMMITTEE CHARTER; AUDIT COMMITTEE INDEPENDENCE
INDEPENDENT PUBLIC ACCOUNTANTS
FISCAL 2003 AUDIT FIRM FEE SUMMARY
STOCK PERFORMANCE CHART
OTHER MATTERS